UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2018

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

JPMorgan Chase & Co.
Amendment No. 1
Current Report on Form 8-K/A
Explanatory Note
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of JPMorgan Chase & Co. (“JPMorgan Chase” or the “Company”), filed on March 20, 2018, (the Original Form 8-K), as the Board of Directors of the Company had not determined committee assignments for Ms. Mellody Hobson as of the filing of the Original Form 8-K.

Item 5.02(d) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 15, 2018, the Board of Directors of JPMorgan Chase appointed Ms. Hobson, effective May 15, 2018, to its Audit Committee and to its Public Responsibility Committee.
In addition, the Board appointed Mr. Timothy P. Flynn as Chair of the Public Responsibility Committee succeeding Ms. Crandall Bowles, who retired from the Board in May 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Holly Youngwood
Holly Youngwood
Managing Director

Dated:	May 16, 2018